Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME: Southern Investors Service Company, Inc.	PETITION DATE:	April 8, 2005
CASE NUMBER: 05-35538-H4-11	DISTRICT OF TEXAS:	Southern
PROPOSED PLAN DATE: 5/16/2005	DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY FOR MONTH SEPTEMBER 2005

MONTH	April	May	June	July	August	September
REVENUES (MOR-6)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	($733.00)	($31,113.13)	($16,661.49)	($18,073.65)	($29,615.78)	($15,068.55)
NET INCOME (LOSS) (MOR-6)	$3,286.83	($28,568.72)	($22,793.11)	($25,644.07)	($27,581.88)	($14,628.00)
PAYMENTS TO INSIDERS (MOR-9)	$0.00	$100.00	$2,733.00	$1,000.00	$1,100.00	$1,200.00
PAYMENTS TO PROFESSIONALS (MOR-9)	$0.00	$0.00	$4,343.67	$0.00	$5,308.28	$42,075.98

TOTAL DISBURSEMENTS (MOR-8)	$0.00	$1,813.90	$17,070.70	$12,907.48	$8,843.17	$47,094.30

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES ☒ NO ☐	2-01-2006
LIABILITY	YES ☒ NO ☐	2-01-2006
VEHICLE	YES ☒ NO ☐	2-01-2006
WORKER’S	YES ☐ NO ☒	- -
OTHER	YES ☒ NO ☐	3-15-2006

ATTORNEY NAME:	Gary C. Miller
FIRM NAME:	Andrews Kurth LLP
ADDRESS:	600 Travis
Suite 4200
CITY, STATE, ZIP:	Houston, Texas 77002
TELEPHONE/FAX:	Ph 713-2204200 Fax 713-220-4285

CIRCLE ONE
Are all accounts receivable being collected within terms?	No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes
Have any pre-petition liabilities been paid?	No
If so, describe
Are all funds received being deposited into DIP bank accounts?	Yes
Were any assets disposed of outside the normal course of business?	No
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?	Yes
What is the status of your Plan of Reorganization?	The Debtor filed its First Amended Plan of Distribution on July 7, 2005. A confirmation hearing on the Debtor’s First Amended Plan of Distribution was held and the Plan was confirmed on 10/13/2005

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	/s/ ERIC SCHUMANN	Senior Vice-President
(ORIGINAL SIGNATURE)

	Eric Schumann	10/19/2005
	(PRINT NAME OF SIGNATORY)	DATE

MOR-1		Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

COMPARATIVE BALANCE SHEETS

	FILING DATE	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	4/8/2005 0:00	April	May	June	July	August	September
ASSETS
CURRENT ASSETS
Cash	$1,987,139.56	$1,993,290.29	$1,996,539.97	$1,983,877.27	$1,975,666.38	$1,972,255.52	$1,929,852.14
Accounts Receivable, Net	$32,328.76	$30,197.86	$29,492.59	$28,947.00	$28,587.47	$27,723.95	$27,491.90
Inventory: Lower of Cost or Market
Prepaid Expenses
Investments	$703,000.00	$703,000.00	$703,000.00	$703,000.00	$703,000.00	$703,000.00	$703,000.00
Other

TOTAL CURRENT ASSETS	$2,722,468.32	$2,726,488.15	$2,729,032.56	$2,715,824.27	$2,707,253.85	$2,702,979.47	$2,660,344.04

PROPERTY, PLANT & EQUIP. @ COST
Less Accumulated Depreciation
NET BOOK VALUE OF PP & E	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER ASSETS
1. Tax Deposits
2. Investments in Subsidiaries
3. Electric Deposit
4.

TOTAL ASSETS	$2,722,468.32	$2,726,488.15	$2,729,032.56	$2,715,824.27	$2,707,253.85	$2,702,979.47	$2,660,344.04

MOR-2	Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

COMPARATIVE BALANCE SHEETS

	FILING DATE	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	4/8/2005	April	May *	June	July	August	September
LIABILITIES & OWNER’S EQUITY
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		$733.00	$31,846.13	$41,430.95	$58,504.60	$81,812.10	$53,804.67
PRE-PETITION LIABILITIES
Notes Payable - Secured
Priority Debt	$1,706.04	$1,706.04	$1,706.04	$1,706.04	$1,706.04	$1,706.04	$1,706.04
Federal Income Tax
FICA/Withholding
Unsecured Debt	$8,634,350.43	$8,634,350.43	$8,634,350.43	$8,634,350.43	$8,634,350.43	$8,634,350.43	$8,634,350.43
Other
TOTAL PRE-PETITION LIABILITIES	$8,636,056.47	$8,636,056.47	$8,636,056.47	$8,636,056.47	$8,636,056.47	$8,636,056.47	$8,636,056.47

TOTAL LIABILITIES	$8,636,056.47	$8,636,789.47	$8,667,902.60	$8,677,487.42	$8,694,561.07	$8,717,868.57	$8,689,861.14

OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK
COMMON STOCK	$3,281,331.00	$3,281,331.00	$3,281,331.00	$3,281,331.00	$3,281,331.00	$3,281,331.00	$3,281,331.00
ADDITIONAL PAID-IN CAPITAL	$2,905,072.00	$2,905,072.00	$2,905,072.00	$2,905,072.00	$2,905,072.00	$2,905,072.00	$2,905,072.00
RETAINED EARNINGS: Filing Date	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)
RETAINED EARNINGS: Post Filing Date		$3,286.83	($25,281.89)	($48,075.00)	($73,719.07)	($101,300.65)	($115,928.95)
TOTAL OWNER’S EQUITY (NET WORTH)	($5,913,588.15)	($5,910,301.32)	($5,938,870.04)	($5,961,663.15)	($5,987,307.22)	($6,014,888.80)	($6,029,517.10)

TOTAL LIABILITIES & OWNER’S EQUITY	$2,722,468.32	$2,726,488.15	$2,729,032.56	$2,715,824.27	$2,707,253.85	$2,702,979.77	$2,660,344.04

*	Note that the postpetition liabilities for May have been reduced by $4,012.50 to reflect a recent adjustment of the invoice of Andrews Kurth LLP

$0.00
MOR-3	Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH April	MONTH May	MONTH June	MONTH July	MONTH August	MONTH September
TRADE ACCOUNTS PAYABLE
TAX PAYABLE
Federal Payroll Taxes
State Payroll Taxes
Ad Valorem Taxes
Other Taxes

TOTAL TAXES PAYABLE	0.00	0.00	0.00	0.00	0.00	0.00

SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
ACCRUED PROFESSIONAL FEES*		30,113.13	41,430.95	58,504.60	81,812.10	53,804.67
OTHER ACCRUED LIABILITIES
1. Management Fee	733.00	1,733.00	0.00
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$733.00	$31,846.13	$41,430.95	$58,504.60	$81,812.10	$53,804.67

*	Payment requires Court Approval

*	Note that the professional fees for May have been reduced by $4,012.50 to reflect a recent adjustment of the invoice of Andrews Kurth LLP

MOR-4	Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

AGING OF POST-PETITION LIABILITIES

MONTH September

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	MONTH
0-30	13,423.55	13,423.55
31-60	23,307.50	23,307.50
61-90	17,073.62	17,073.62
91+	0.00	0.00

TOTAL	$53,804.67	$53,804.67	$0.00	$0.00	$0.00	$0.00

AGING OF ACCOUNTS RECEIVABLE

MONTH
0-30 DAYS
31-60 DAYS
61-90 DAYS
91+ DAYS

TOTAL	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	Note that the postpetition liabilities for May have been reduced by $4,012.50 to reflect a recent adjustment of the invoice of Andrews Kurth LLP.

MOR-5	Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

STATEMENT OF INCOME (LOSS)

	MONTH April	MONTH May	MONTH June	MONTH July	MONTH August	MONTH September	FILING TO DATE
REVENUES (MOR-1)							$0.00
TOTAL COST OF REVENUES							$0.00
GROSS PROFIT	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OPERATING EXPENSES:
Selling & Marketing							$0.00
General & Administrative							$0.00
Insiders Compensation (Management Fee)	$733.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$5,733.00
Professional Fees		$30,113.13	$15,661.49	$17,073.65	$28,615.78	$14,068.55	$105,532.60
Other							$0.00
Other							$0.00

TOTAL OPERATING EXPENSES	$733.00	$31,113.13	$16,661.49	$18,073.65	$29,615.78	$15,068.55	$111,265.60

INCOME BEFORE INT, DEPR/TAX (MOR-1)	($733.00)	($31,113.13)	($16,661.49)	($18,073.65)	($29,615.78)	($15,068.55)	($111,265.60)
INTEREST EXPENSE							$0.00
DEPRECIATION							$0.00
OTHER (INCOME) EXPENSE*	($4,019.83)	$(2,544.41)	$6,131.62	$7,570.42	$(2,033.90)	$(440.55)	$4,663.35
OTHER ITEMS**							$0.00

TOTAL INT, DEPR & OTHER ITEMS	($4,019.83)	($2,544.41)	$6,131.62	$7,570.42	($2,033.90)	($440.55)	$4,663.35

NET INCOME BEFORE TAXES	$3,286.83	($28,568.72)	($22,793.11)	($25,644.07)	($27,581.88)	($14,628.00)	($115,928.95)
FEDERAL INCOME TAXES							$0.00

NET INCOME (LOSS) (MOR-1)	$3,286.83	($28,568.72)	($22,793.11)	($25,644.07)	($27,581.88)	($14,628.00)	($115,928.95)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Footnote Mandatory.

**	Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

*	Note that the postpetition liabilities for May have been reduced by $4,012.50 to reflect a recent adjustment of the invoice of Andrews Kurth LLP.

MOR-6	Revised 07/01/98

Southern Investors Service Company, Inc.

Other Income & Expense

Attachment to MOR 6

	April	May	June	July	August	September
Interest Income	$3,985.83	$3,852.79	$3,852.41	$3,972.30	$4,379.18	$4,233.03
Fee Income	$25.00	$15.00	$10.00	$—	$5.00	$2.50
Void Check	$9.00	$—	$—	$—	$—	$—
Royalties	$—	$490.52	$—	$364.76	$184.61	$223.34

Other Income	$4,019.83	$4,358.31	$3,862.41	$4,337.06	$4,568.79	$4,458.87

Securities & Exchange Reporting	$—	$1,210.93	$9,195.09	$10,090.93	$1,793.34	$3,394.92
Repairs Maintence	$—	$100.00	$—	$—	$—	$200.00
General Administrative	$—	$484.76	$798.94	$1,566.55	$491.55	$423.40
US Trustee Fees				$250.00	$250.00	$—
Other	$—	$18.21	$—	$—	$—	$—

Other Disbursements	$—	$1,813.90	$9,994.03	$11,907.48	$2,534.89	$4,018.32

Other (Income) Expense	$(4,019.83)	$(2,544.41)	$6,131.62	$7,570.42	$(2,033.90)	$(440.55)

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	April	May	June	July	August	September	DATE
CASH RECEIPTS AND DISBURSEMENTS
1. CASH-BEGINNING OF MONTH	$1,987,139.56	$1,993,290.29	$1,996,539.97	$1,983,877.27	$1,975,666.38	$1,972,255.52	$1,987,139.56
RECEIPTS:
2. CASH SALES							$0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE							$0.00
4. LOANS & ADVANCES (attach list)	$2,130.90	$705.27	$545.59	$359.53	$863.52	$232.05	$4,836.86
5. SALE OF ASSETS							$0.00
6. OTHER (attach list)	$4,019.83	$4,358.31	$3,862.41	$4,337.06	$4,568.79	$4,458.87	$25,605.27

TOTAL RECEIPTS**	$6,150.73	$5,063.58	$4,408.00	$4,696.59	$5,432.31	$4,690.92	$30,442.13

(Withdrawal) Contribution by Individual Debtor MFR-2*							$0.00
DISBURSEMENTS:
7. NET PAYROLL							$0.00
8. PAYROLL TAXES PAID							$0.00
9. SALES, USE & OTHER TAXES PAID							$0.00
10. SECURED/RENTAL/LEASES							$0.00
11. UTILITIES & TELEPHONE							$0.00
12. INSURANCE							$0.00
13. INVENTORY PURCHASES							$0.00
14. VEHICLE EXPENSES							$0.00
15. TRAVEL & ENTERTAINMENT							$0.00
16. REPAIRS, MAINTENANCE & SUPPLIES		$100.00			$100.00	$200.00	$400.00
17. ADMINISTRATIVE & SELLING		$484.76	$798.94	$1,566.55	$391.55	$423.40	$3,665.20
18. OTHER (attach list)		$1,229.14	$11,928.09	$11,090.93	$2,793.34	$4,394.92	$31,436.42

TOTAL DISBURSEMENTS FROM OPERATIONS	$0.00	$1,813.90	$12,727.03	$12,657.48	$3,284.89	$5,018.32	$35,501.62

19. PROFESSIONAL FEES			$4,343.67		$5,308.28	$42,075.98	$51,727.93
20. U.S. TRUSTEE FEES				$250.00	$250.00		$500.00
21. OTHER REORGANIZATION EXPENSES (attach list)							$0.00

TOTAL DISBURSEMENTS**	$0.00	$1,813.90	$17,070.70	$12,907.48	$8,843.17	$47,094.30	$87,729.55

22. NET CASH FLOW	$6,150.73	$3,249.68	($12,662.70)	($8,210.89)	($3,410.86)	($42,403.38)	($57,287.42)
23. CASH - END OF MONTH (MOR-2)	$1,993,290.29	$1,996,539.97	$1,983,877.27	$1,975,666.38	$1,972,255.52	$1,929,852.14	$1,929,852.14

*	Applies to Individual debtors only

**	Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7	Revised 07/01/98

Southern Investors Service Company, Inc.

Notes Receivable Analysis September, 2005

Attachment to MOR 7

Note No.		Name of Payee	Note Maturity	Int Rate	Monthly Payment	Balance 31-Aug-05	Interest	Principal	Late Fee	Total Payment	Balance 30-Sep-05
1275		SULLIVAN, JANET S	1-Apr-06	9.50%	$82.82	$890.14	$—	$—	$—	$—	$890.14
	N/A	GOSSIEN, FRED	10-Oct-09	8.25%	$78.50	$3,314.23	$22.79	$55.71	$—	$78.50	$3,258.52
1287		HURT, PAUL & RENEE	1-Oct-08	8.50%	$138.86	$4,696.11	$33.26	$105.60	$2.50	$141.36	$4,590.51
	N/A	LEROY, STEPHEN & APRIL	15-Oct-09	8.00%	$48.53	$1,990.83	$—	$—	$—	$—	$1,990.83
	N/A	SULLIVAN, JR	1-Sep-09	8.25%	$157.00	$6,460.63	$—	$—	$—	$—	$6,460.63
	N/A	SULLIVAN, JANET	1-Mar-10	8.00%	$61.88	$2,841.40	$—	$—	$—	$—	$2,841.40
1289		THOMPSON, ELIZABETH	25-Feb-09	8.50%	$49.59	$1,796.98	$12.73	$36.86	$—	$49.59	$1,760.12
	N/A	THOMPSON, ELIZABETH	1-Mar-10	8.00%	$48.52	$2,195.65	$14.64	$33.88	$—	$48.52	$2,161.77
1288		WHITE, SCOTT R	1-Feb-09	8.50%	$79.35	$3,537.98	$—	$—	$—	$—	$3,537.98

						$27,723.95	$83.42	$232.05	$2.50	$317.97	$27,491.90

Southern Investors Service Company, Inc.

Attachment to MOR 7

Receipts	April	May	June	July	August	September
Royalities	$—	$490.52	$—	$364.76	$184.61	$223.34
Interest Earned	$3,985.83	$3,852.79	$3,852.41	$3,972.30	$4,379.18	$4,233.03
Fee Income	$25.00	$15.00	$10.00	$—	$5.00	$2.50
Voided Check	$9.00	$—	$—	$—	$—	$—

	$4,019.83	$4,358.31	$3,862.41	$4,337.06	$4,568.79	$4,458.87

Disbursements	April	May	June	July	August	September
Securities & Exchange Reporting	$—	$1,210.93	$9,195.09	$10,090.93	$1,793.34	$3,394.92
Other	$—	$18.21	$—	$—	$—	$—
Management Fees	$—	$—	$2,733.00	$1,000.00	$1,000.00	$1,000.00

	$—	$1,229.14	$11,928.09	$11,090.93	$2,793.34	$4,394.92

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

CASH ACCOUNT RECONCILIATION

MONTH OF September

BANK NAME	Amegy	Amegy
ACCOUNT NUMBER	#515737756	#51573705

ACCOUNT TYPE	OPERATING	MONEY MARKET	OTHER FUNDS	MONEY MARKET	MONEY MARKET	MONEY MARKET	TOTAL
BANK BALANCE	$24,014.21	$1,952,207.22	$0.00	$0.00	$0.00	$0.00	$1,976,221.43
DEPOSITS IN TRANSIT	$0.00						$0.00
OUTSTANDING CHECKS	$518.90						$518.90
ADJUSTED BANK BALANCE	$23,495.31	$1,952,207.22	$0.00	$0.00			$1,976,740.33
BEGINNING CASH - PER BOOKS	$20,048.30	$1,952,207.22	$0.00		$0.00	$0.00	$1,972,255.52
RECEIPTS*	$541.31	$4,149.61		$0.00	$0.00	$0.00	$4,690.92
TRANSFERS BETWEEN ACCOUNTS	$50,000.00	($50,000.00)	$0.00	$0.00	$0.00	$0.00	$0.00
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2							$0.00
CHECKS/OTHER DISBURSEMENTS*	$47,094.30						$47,094.30
ENDING CASH - PER BOOKS	$23,495.31	$1,906,356.83	$0.00	$0.00	$0.00	$0.00	$1,929,852.14

*	Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

MOR-8	Revised 07/01/98

CASE NAME: Southern Investors Service Company, Inc.

CASE NUMBER: 05-35538-H4-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

	MONTH April	MONTH May	MONTH June	MONTH July	MONTH August	MONTH September
INSIDERS: NAME/COMP TYPE
1. PMW, Inc (Paula Mischer) Mowing		100.00			100.00	200.00
2. Mischer Investments, L.P. Management Fee			2,733.00	1,000.00	1,000.00	1,000.00
3.
4.
5.
6.

TOTAL INSIDERS (MOR-1)	$0.00	$100.00	$2,733.00	$1,000.00	$1,100.00	$1,200.00

	MONTH April	MONTH May	MONTH June	MONTH July	MONTH August	MONTH September
PROFESSIONALS
1. Weinstein Spira & Company*			3,000.00
2. Mayor Brown Rowe & Maw*			337.50		4,970.78	645.00
3. Joel Bryant*			406.17		337.50
4. Sharon Erskine CPA*			600.00
5. Andrewa & Kurth						41,430.98
6.

TOTAL PROFESSIONALS (MOR-1)	$0.00	$0.00	$4,343.67	$0.00	$5,308.28	$42,075.98

*	Note that payments to these Ordinary Couse Professionals in June was inadvertantly left out of the June MOR.

MOR-9	Revised 07/01/98